EXHIBIT 32.2

ANNALY  CAPITAL MANAGEMENT, INC.
1211 AVENUE OF THE AMERICAS
SUITE 2902
NEW YORK, NEW YORK 10036

CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Kathryn F. Fagan, the Chief Financial Officer and Treasurer of Annaly Capital Management, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathryn F. Fagan

Kathryn F. Fagan
Chief Financial Officer and Treasurer

        August 5, 2009